UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22130

LCM Landmark Series Trust

(Exact name of registrant as specified in charter)

9435 Waterstone Blvd., Suite 140, Cincinnati, OH	45249
(Address of principal executive offices)	(Zip code)

Allan Westcott

Landmark Capital Management, Inc.

9435 Waterstone Blvd., Suite 140

Cincinnati, OH 45249

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-469-0103

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

LCM Landmark Funds

Annual Report

November 30, 2008

Fund Advisor:

Landmark Capital Management, Inc.

9435 Waterstone Boulevard, Suite 140

Cincinnati, OH 45249

Toll Free 1-888-526-5498

MANAGEMENT’S DISCUSSION & ANALYSIS

To The Shareholders of the LCM Landmark Active Dividend Fund,

Our fund’s fourth fiscal quarter, September 1 to November 30, coincided with one of the most difficult periods in the history of the U.S. stock market and the economy. The year began somewhat inauspiciously with a sell-off in most major markets, culminating with the collapse and subsequent takeover of Bear Stearns as the credit crisis began to gather steam. However, markets recovered most of their lost ground by mid-May and the outlook for the balance of the year seemed somewhat brighter even as indices drifted lower in early summer trading. While most investors (except short sellers) hoped the summer swoon would be a climax, it turned out to be only a warm-up. During our fourth quarter period, the stock market decline was driven by the failures of Lehman Brothers and American International Group, and the near-failure of Merrill Lynch and the rest of the investment banking industry. The banking industry did not escape “justice” either, with the implosion of Wachovia and Washington Mutual among others. We do not need to repeat the headlines for you, they could hardly be missed. The net result was the S& P 500 Index declined by -29.64%, and the Russell 1000 Value Index declined by -28.88% for the fiscal quarter ended November 30, 2008.

While our fund was not impacted by any of these specific big-name failures directly, we certainly felt the collateral damages. For the quarter ended November 30, 2008, the fund declined -30.52% net of all expenses. Year to date, the fund has declined by -40.23% versus its benchmark, the Russell 1000 Value Index which has declined by -37.71%. Since inception on December 27, 2007, the fund declined -41.13%. The table below summarizes our performance versus the major market indices:

	LCADX	S&P 500	Russell 1000 Value
November 2008	-4.93%	-7.18%	-7.17%
October 2008	-18.50%	-16.79%	-17.31%
September 2008	-10.32%	-8.90%	-7.35%
Fiscal Q4 2008	-30.52%	-29.64%	-28.88%
Year to Date 2008	-40.23%	-37.66%	-37.71%
Since inception (Dec 27, 2007)	-41.13%	-38.85%	-38.79%

As noted earlier, we owned none of the “disaster” stocks this quarter, but we were unable to escape the collateral damage to the broader market. Notably, many of our holdings were sold off to valuations unimaginable but a few weeks earlier. Our overweight in export driven industrial names were often sold down to single digit P/E multiples, some even trading as low as 3x or 4x expected earnings. Performance could not hold up under the withering pressure of significant declines in stock prices in short periods of time.

A stock trading at a low single digit P/E clearly signals that investors no longer believe the forward earnings estimate, a very appropriate reaction as the severity of the imminent recession comes into focus. Nonetheless, many of the resulting multiples reflected not only a near term decline in earnings, but a permanent and severe diminution of long-term earnings power. We believe many stocks were sold off to levels inappropriate to the longer-term outlook for the company, recession notwithstanding.

One of our key disciplines is to ignore stock price action, and focus strictly on the fundamentals and how they are changing. For most of the stocks in which we took large losses, the company is sustaining its earnings power better than most of its industry peers. If the earnings trends of our stocks remain among the best across the whole universe of potential holdings, we will stick with those stocks despite short term dislocations in either the stock price or the overall market.

While performance for the quarter and for the year has been extremely disappointing, we continue to be very confident regarding our long term outlook for this strategy. We expect our strategy to underperform the market in certain difficult periods but we are also highly confident that our strategy will ultimately rebound and deliver very solid long term performance. Please keep in mind that our performance can change at any time, and it is impossible to predict the likelihood of sustained future outperformance by this or any other investment.

This is not the first time the markets have experienced such massive dislocations in price and volatility, nor will it be the last. However, one has to go back to at least the 1970’s or earlier to experience a market cycle that has been subjected to such persistent and withering pessimism and the resulting carnage in stock prices. Few of the investment professionals managing funds today have experienced this type of market environment. In this case, managers who have experienced nothing but bull markets, with occasional “buying opportunity” dips, will be required to relearn the investing business. Due to 2008, the ten year return on equity investments is essentially nothing. Going forward, successful stock investing will require more than buying and riding the wave. Analysis will need to be more thorough, stock picking will need to be more selective, and managers will need to be more willing to move on from one good idea to the next. Managers will need to be sensitive about when they buy, taking valuations into account.

All these practices are hallmarks of the successful investment strategy employed by our portfolio management team over the last ten years. Our collective investment experience extends even further, to include living through the 1973-74 bear market, the 1987 crash, the 1991 swoon, and the 2000-2002 bubble-burst. None of these periods were easy but the consistent application of our discipline saw our portfolios through these times of angst. One of the strengths of the Landmark Funds is the deep institutional memory of our portfolio managers as to how markets work in all environments, not just the past 10 years.

We thank you for your support, and appreciate your confidence in our strategy and our firm. We look forward to serving your needs in the prudent stewardship of your capital.

Regards,

Allan Westcott	Christian C. Bertelsen
President	Portfolio Manager

To The Shareholders of the LCM Landmark Disciplined Growth Fund,

Our fund’s fourth fiscal quarter, September 1 to November 30, coincided with one of the most difficult periods in the history of the U.S. stock market and the economy. The year began somewhat inauspiciously with a sell-off in most major markets, culminating with the collapse and subsequent takeover of Bear Stearns as the credit crisis began to gather steam. However, markets recovered most of their lost ground by mid-May and the outlook for the balance of the year seemed somewhat brighter even as indices drifted lower in early summer trading. While most investors (except short sellers) hoped the summer swoon would be a climax, it turned out to be only a warm-up. During our fourth quarter period, the stock market decline was driven by the failures of Lehman Brothers and American International Group, and the near-failure of Merrill Lynch and the rest of the investment banking industry. The banking industry did not escape “justice” either, with the implosion of Wachovia and Washington Mutual among others. We do not need to repeat the headlines for you, they could hardly be missed. The net result was the S& P 500 Index declined by -29.64%, and the Russell 1000 Growth Index declined by -32.94% for the fiscal quarter ended November 30, 2008.

While our fund was not impacted by any of these specific big-name failures directly, we certainly felt the collateral damage. For the quarter ended November 30, 2008, the fund declined -36.91% net of all expenses. Year to date, the fund has declined by -44.02% versus its benchmark, the Russell 1000 Growth Index which has declined by -39.53%. Since inception on December 27, 2007, the fund declined -44.02%. The table below summarizes our performance versus the major market indices:

	LCDGX	S&P 500	Russell 1000 Growth
November 2008	-9.36%	-7.18%	-7.95%
October 2008	-19.87%	-16.79%	-17.60%
September 2008	-13.14%	-8.90%	-11.58%
Fiscal Q4 2008	-36.91%	-29.64%	-32.94%
Year To Date 2008	-44.02%	-37.66%	-39.53%
Since inception (Dec 27, 2007)	-44.80%	-38.85%	-40.77%

As noted earlier, we owned none of the “disaster” stocks this quarter, but we were unable to escape the collateral damage to the broader market. Notably, many of our holdings were sold off to valuations unimaginable but a few weeks earlier. Our industrial, energy and commodity names were often sold down to single digit P/E multiples, some even trading as low as 3 or 4 times expected earnings. As we run the portfolio sector-neutral to the S&P 500, we did not have any “bets” on these groups; however, performance could not hold up under the withering pressure of significant declines in stock prices in short periods of time.

A stock trading at a low single digit P/E clearly signals that investors no longer believe the forward earnings estimate, a very appropriate reaction as the severity of the imminent recession comes into focus. Nonetheless, many of the resulting multiples reflected not only a near term decline in earnings, but a permanent and severe diminution of long-term earnings power. We believe many stocks were sold off to levels inappropriate to the longer-term outlook for the company, recession notwithstanding.

One of our key disciplines is to ignore stock price action, and focus strictly on the fundamentals and how they are changing. For most of the stocks in which we suffered large losses, the company is sustaining its earnings power better than most of its industry peers. If the earnings trends of our stocks remain among the best across the whole universe of potential holdings, we will stick with those stocks despite short term dislocations in either the stock price or the overall market.

While performance for the quarter and for the year has been extremely disappointing, we continue to be very confident regarding our long term outlook for this strategy. We expect our strategy to underperform the market in certain difficult periods but we are also highly confident that our strategy will ultimately rebound and deliver very solid long term performance. Please keep in mind that our performance can change at any time, and it is impossible to predict the likelihood of sustained future outperformance by this or any other investment.

This is not the first time the markets have experienced such massive dislocations in price and volatility, nor will it be the last. However, one has to go back to at least the 1970’s or earlier to experience a market cycle that has been subjected to such persistent and withering pessimism and the resulting carnage in stock prices. Few of the investment professionals managing funds today have experienced this type of market environment. In this case, managers who have experienced nothing but bull markets, with occasional “buying opportunity” dips, will be required to relearn the investing business. Due to 2008, the ten year return on equity investments is essentially nothing. Going forward, successful stock investing will require more than buying and riding the wave. Analysis will need to be more thorough, stock picking will need to be more selective, and managers will need to be more willing to move on from one good idea to the next. Managers will need to be sensitive about when they buy, taking valuations into account.

All these practices are hallmarks of the successful investment strategy employed by our portfolio management team over the last ten years. Our collective investment experience extends even further, to include living through the 1973-74 bear market, the 1987 crash, the 1991 swoon, and the 2000-2002 bubble-burst. None of these periods were easy but the consistent application of our discipline saw our portfolios through these times of angst. One of the strengths of the Landmark Funds is the deep institutional memory of our portfolio managers as to how markets work in all environments, not just the past 10 years.

We thank you for your support, and appreciate your confidence in our strategy and our firm. We look forward to serving your needs in the prudent stewardship of your capital.

Best Regards,

Allan F. Westcott	Gary T. Dvorchak, CFA
President	Portfolio Manager

INVESTMENT RESULTS– (Unaudited)

The estimated annualized gross expense ratios for the Funds, before taking into account the fee waivers and/or reimbursements***, as of the most recent prospectus dated December 21, 2007, were 2.58% and 1.96% for the Active Dividend and Disciplined Growth Funds, respectively. For the period ended November 30, 2008, the actual ratio of expenses to average net assets before waivers and/or reimbursements were 4.82% and 11.44% for the Active Dividend and Disciplined Growth Funds, respectively.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-526-5498.

* Return figures reflect changes in price per share during the period and assume the reinvestment of all distributions.

**The Indexes are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 1000 Value Index, Russell 1000 Growth Index, and S&P 500 Index are widely recognized unmanaged indexes of equity prices and are representative of a broader market and range of securities than is found in the Funds’ portfolios. Individuals cannot invest directly in the Indices, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Funds’ investment adviser has contractually agreed to waive its fees and/or reimburse certain operating expenses but only to the extent necessary to limit “Net Expenses” (excluding interest, taxes, brokerage fees, commissions, Acquired Fund Fees and Expenses, and extraordinary expenses, if any) to not more than 1.85% of the average daily net assets of the Growth Fund and 2.00% of the Dividend Fund, respectively, through November 30, 2009. Each waiver or reimbursement by the adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding its expense limitation in effect at the time of the waiver or reimbursement.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the Funds and may be obtained by calling the same number as above. Please read it carefully before investing. The Funds’ shares are distributed by Unified Financial Securities, Inc. Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the LCM Landmark Active Dividend Fund, Russell 1000 Value Index and S&P 500 Index on December 27, 2007 (inception date of the Fund) and held through November 30, 2008. The Russell 1000 Value Index and S&P 500 Index are widely recognized unmanaged indices of common stock prices. The Fund’s returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. Index performance figures include the change in value of the stocks in each Index plus the reinvestment of dividends and are not annualized. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.

Current performance may be lower or higher than the performance data quoted. For more information on the LCM Landmark Active Dividend Fund, and to obtain performance data current to the most recent month-end, please call 1-888-526-5498. The Fund’s prospectus contains additional information about the Fund, including the investment objectives, potential risks, management fees, and charges and expenses, and should be read carefully before investing. The Funds’ shares are distributed by Unified Financial Securities, Inc. Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the LCM Landmark Disciplined Growth Fund, Russell 1000 Growth Index and S&P 500 Index on December 27, 2007 (inception date of the Fund) and held through November 30, 2008. The Russell 1000 Value Index and S&P 500 Index are widely recognized unmanaged indices of common stock prices. The Fund’s returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. Index performance figures include the change in value of the stocks in each Index plus the reinvestment of dividends and are not annualized. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.

Current performance may be lower or higher than the performance data quoted. For more information on the LCM Landmark Active Dividend Fund, and to obtain performance data current to the most recent month-end, please call 1-888-526-5498. The Fund’s prospectus contains additional information about the Fund, including the investment objectives, potential risks, management fees, and charges and expenses, and should be read carefully before investing. The Funds’ shares are distributed by Unified Financial Securities, Inc. Member FINRA.

Fund Holdings– (Unaudited)

1As a percent of total investments.

2Other Securities include exchange-traded and closed-end funds.

The LCM Landmark Active Dividend Fund normally invests at least 80% of its assets in dividend-paying equity securities.

1As a percent of total investments.

The LCM Landmark Disciplined Growth Fund normally invests at least 80% of its assets in equity securities of large cap companies, which the Fund’s sub-adviser defines as companies with market capitalizations over $5 billion at the time of purchase.

Availability of Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may also be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses– (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (i) redemption fees on short-term redemptions and (ii) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 through November 30, 2008.

LCM Landmark Active Dividend Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 - November 30, 2008
Actual	$1,000.00	$593.57	$7.92
Hypothetical **	$1,000.00	$1,015.06	$10.01

* Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

LCM Landmark Disciplined Growth Fund	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period* June 1, 2008 - November 30, 2008
Actual	$1,000.00	$567.32	$7.22
Hypothetical **	$1,000.00	$1,015.79	$9.29

* Expenses are equal to the Fund’s annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

Actual Expenses

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Funds would increase your expenses.

LCM Landmark Funds
LCM Landmark Active Dividend Fund
Schedule of Investments
November 30, 2008

Common Stocks - 79.30%	Shares	Value

Aircraft Parts & Auxiliary Equipment - 0.91%
General Dynamics Corp.	800	$ 41,336

Bottled & Canned Soft Drinks - 1.34%
Coca-Cola Co. /The	1,300	60,931

Business Consulting Services - 2.00%
Fluor Corp.	2,000	91,080

Chemicals & Chemical Preparations - 1.10%
E.I. Du Pont de Nemours & Co.	2,000	50,120

Cigarettes - 2.78%
Philip Morris International, Inc.	3,000	126,480

Construction Machinery & Equipment - 1.62%
Caterpillar, Inc.	1,800	73,782

Copper Ores - 1.21%
Southern Copper Corp.	4,000	55,040

Crude Oil & Natural Gas - 6.19%
Anadarko Petroleum Corp.	1,360	55,828
Chesapeake Energy Corp.	1,000	17,180
Devon Energy Corp.	1,000	72,340
Penn West Energy Trust	3,000	43,740
Sasol, Ltd. (b)	1,400	39,984
Total SA (b)	1,000	52,750
		281,822

Deep Sea - Foreign Transport of Freight - 0.52%
Frontline, Ltd.	800	23,632

Department Stores - 1.23%
Wal-Mart Stores, Inc.	1,000	55,880

Eating Places - 2.58%
McDonald's Corp.	2,000	117,500

Electric Services - 3.65%
Centerpoint Energy, Inc.	5,500	71,115
Duke Energy Corp.	3,000	46,680
Pepco Holdings, Inc.	2,700	48,573
		166,368

*See ccompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Active Dividend Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 79.30% - continued	Shares	Value

Electronic Components - 2.18%
Cisco Systems, Inc. (a)	6,000	$ 99,240

Electronic & Other Electrical Equipment & Components - 1.70%
General Electric Co.	4,500	77,265

Electrical Work - 1.78%
Quanta Services, Inc. (a)	5,000	81,300

Farm Machinery & Equipment - 1.53%
Deere & Co.	2,000	69,620

Fire, Marine & Casualty Insurance - 0.56%
Allstate Corp. /The	1,000	25,440

Fluid Power Pumps & Motors - 2.10%
Eaton Corp.	1,000	46,340
Parker Hannifin Corp.	1,200	49,296
		95,636
Funeral Service & Crematories - 1.15%
Service Corp. International	9,000	52,380

Games, Toys & Children's Vehicles - 1.18%
Hasbro, Inc.	2,000	53,600

Hardware - 0.75%
Illinois Tool Works, Inc.	1,000	34,120

Hospital & Medical Service Plans - 0.92%
UnitedHealth Group, Inc.	2,000	42,020

Internal Combustion Engines - 1.12%
Cummins, Inc.	2,000	51,160

Life Insurance - 2.04%
MetLife, Inc.	2,921	84,008
Reinsurance Group of America, Inc.	226	9,176
		93,184
Manufacturing Industries - 0.46%
Tyco International, Ltd.	1,000	20,900

*See ccompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Active Dividend Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 79.30% - continued	Shares	Value

National Commercial Banks - 2.22%
Bank of America Corp.	2,900	$ 47,125
U.S. Bancorp	2,000	53,960
		101,085

Oil & Gas Field Services - 1.67%
Halliburton Co.	900	15,840
Transocean, Inc. (a)	900	60,192
		76,032

Perfumes, Cosmetics & Other Toilet Preparations - 1.09%
Colgate-Palmolive Co.	765	49,778

Petroleum Refining - 0.96%
BP plc (b)	900	43,821

Pharmaceutical Preparations - 8.79%
Bristol-Myers Squibb Co.	3,000	62,100
Elan Corp. plc (a)(b)	10,500	65,835
Eli Lilly & Co.	1,000	34,150
Johnson & Johnson	1,000	58,580
Merck & Co., Inc. /The	2,000	53,440
Pfizer, Inc.	5,500	90,365
Wyeth	1,000	36,010
		400,480

Prepackaged Software - 1.76%
Oracle Corp. (a)	5,000	80,450

Radio & Television Broadcasting & Communications Equipment - 2.39%
Harris Corp.	1,200	41,856
QUALCOMM, Inc.	2,000	67,140
		108,996

Refuse Systems - 1.60%
Waste Management, Inc.	2,500	73,000

Security Brokers, Dealers & Flotation Companies - 4.18%
Charles Schwab Corp. /The	5,500	100,815
Goldman Sachs Group, Inc. /The	800	63,192
Merrill Lynch & Co., Inc.	2,000	26,440
		190,447
*See ccompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Active Dividend Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 79.30% - continued	Shares	Value

Security & Commodity Exchanges - 0.93%
CME Group, Inc.	200	$ 42,390

Semiconductors & Related Devices - 3.11%
Intel Corp.	8,000	110,400
Texas Instruments, Inc.	2,000	31,140
		141,540

Telephone Communications, Except Radio - 6.29%
AT&T, Inc.	5,000	142,800
Verizon Communications, Inc.	4,400	143,660
		286,460

Trucking & Courier Sevices, Except Air - 1.26%
United Parcel Service, Inc. - Class B	1,000	57,600

Women's Clothing Stores- 0.45%
Chico's FAS, Inc. (a)	8,000	20,400

TOTAL COMMON STOCKS (Cost $4,902,810)		3,612,315

Closed-End Funds - 0.75%

India Fund, Inc.	2,000	33,960

TOTAL CLOSED-END FUNDS (Cost $43,330)		33,960

Exchange-Traded Funds - 4.51%

iShares FTSE/Xinhua China 25 Index Fund	3,100	82,429
iShares MSCI Brazil Indez Fund	2,400	84,384
ProShares Ultra S&P500	1,450	38,570

TOTAL EXCHANGE-TRADED FUNDS (cost $291,471)		205,383

Partnershp Units - 1.38%

Kinder Morgan Energy Partners LP	1,300	63,037

TOTAL PARTNERSHIP UNITS (cost $68,851)		63,037

*See ccompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Active Dividend Fund
Schedule of Investments - continued
November 30, 2008

Real Estate Investment Trusts - 1.89%	Shares	Value

Annaly Capital Management, Inc.	6,000	$ 86,220

TOTAL REAL ESTATE INVESTMENT TRUSTS (cost $80,746)		86,220

TOTAL INVESTMENTS (Cost $5,387,208) - 87.83%		$ 4,000,915

Cash & other assets less liabilities - 12.17%		554,159

TOTAL NET ASSETS - 100.00%		$ 4,555,074

(a) Non-income producing.
(b) American Depositary Receipt.

*See ccompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Disciplined Growth Fund
Schedule of Investments
November 30, 2008

Common Stocks - 100.75%	Shares	Value

Accident & Health Insurance - 7.48%
Aflac, Inc.	1,025	$ 47,457
Unum Group	3,360	50,064
		97,521

Aircraft Engines & Engine Parts - 1.86%
United Technologies Corp.	500	24,265

Aircraft Parts & Auxiliary Equipment - 2.38%
General Dynamics Corp.	600	31,002

Biological Products, Except Diagnostic Substances - 4.02%
Amgen, Inc. (a)	945	52,485

Bituminous Coal & Lignite Surface Mining - 4.89%
Peabody Energy Corp.	2,725	63,847

Bottled & Canned Soft Drinks - 2.66%
Coca-Cola Co. /The	740	34,684

Business Consulting Services - 3.49%
Fluor Corp.	1,000	45,540

Business Services - 4.21%
Visa, Inc. - Class A	1,045	54,925

Cereal Breakfast Foods - 5.88%
General Mills, Inc.	1,215	76,752

Cigarettes - 3.62%
Reynolds American, Inc.	1,150	47,242

Computer & Computer Software Stores - 1.02%
GameStop Corp. - Class A (a)	606	13,241

Deep Sea Transportation of Passengers - 1.41%
Carnival Corp.	875	18,375

Department Stores - 4.46%
Wal-Mart Stores, Inc.	1,042	58,227

Eating Places - 3.83%
McDonald's Corp.	850	49,938

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Disciplined Growth Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 100.75% - continued	Shares	Value

Electronic Computers - 3.29%
Hewlett-Packard Co.	1,218	$ 42,971

Family Clothing Stores - 1.60%
Gap, Inc. /The	1,600	20,832

Fluid Power Cylinders & Actuators - 0.85%
Flowserve Corp.	220	11,073

Home Health Care Services - 2.12%
Express Scripts, Inc. (a)	480	27,605

Office Machines - 1.80%
Pitney Bowes, Inc.	950	23,474

Motor Vehicle Parts & Accessories - 0.65%
Genuine Parts Co.	215	8,417

Pesticides & Agricultural Chemicals - 2.56%
Monsanto Co.	420	33,264

Petroleum Refining - 2.58%
Valero Energy Corp.	1,835	33,672

Pharmaceutical Preparations - 5.80%
Schering-Plough Corp.	4,500	75,645

Prepackaged Software - 8.75%
Adobe Systems, Inc. (a)	1,335	30,919
Activision Blizzard, Inc. (a)	755	8,834
Intuit, Inc. (a)	1,415	31,356
Oracle Corp. (a)	2,675	43,041
		114,150

Radio & Television Broadcasting & Communications Equipment - 2.39%
L-3 Communications Holdings, Inc.	465	31,234

Railroads, Line-Haul Operating - 2.84%
Norfolk Southern Corp.	750	37,102

Security & Commodity Exchanges - 2.75%
NASDAQ OMX Group, Inc. /The (a)	1,670	35,905

Semiconductors & Related Devices - 1.72%
First Solar, Inc. (a)	180	22,471

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Disciplined Growth Fund
Schedule of Investments - continued
November 30, 2008

Common Stocks - 100.75% - continued	Shares	Value

Soybean Oil Mills - 0.62%
Archer-Daniels-Midland Co.	295	$ 8,077

Surgical & Medical Instruments & Apparatus- 5.88%
Baxter International, Inc.	1,449	76,652

Telephone Communications, Except Radiotelephone - 3.34%
Windstream Corp.	4,922	43,609

TOTAL COMMON STOCKS (Cost $1,543,803)		1,314,197

TOTAL INVESTMENTS (Cost $1,543,803) - 100.75%		$ 1,314,197

Liabilities in excess of cash & other assets - (0.75)%		(9,838)

TOTAL NET ASSETS - 100.00%		$ 1,304,359

(a) Non-income producing.

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
Statements of Assets and Liabilities
November 30, 2008

	LCM Landmark	LCM Landmark
	Active Dividend	Disciplined Growth
	Fund	Fund
Assets:
Investments in securities:
At cost	$ 5,387,208	$ 1,543,803
At value	$ 4,000,915	$ 1,314,197

Cash	566,108	7,331
Receivable from Adviser (a)	2,712	7,693
Receivable for Dividends	18,917	2,304
Receivable from Administrator	253	-
Prepaid expenses	7,407	5,918
Total assets	4,596,312	1,337,443

Liabilities:
Accrued 12b-1 fees	990	305
Accrued expenses	40,248	32,779
Total liabilities	41,238	33,084

Net Assets:	$ 4,555,074	$ 1,304,359

Net Assets consist of:
Paid in capital	$ 7,261,848	$ 2,335,785
Undistributed net investment income	28,498	-
Accumulated net realized loss on investments	(1,348,979)	(801,820)
Net unrealized depreciation on investments	(1,386,293)	(229,606)

	$ 4,555,074	$ 1,304,359

Shares outstanding (no par value, unlimited number of shares authorized)	787,606	236,293

Net asset value and offering price per share	$ 5.78	$ 5.52

Redemption price per share (NAV * 99%) (b)	$ 5.72	$ 5.46

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 1.00% redemption fee on shares redeemed within 180 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
Statements of Operations
For the period ended November 30, 2008 (a)

	LCM Landmark	LCM Landmark
	Active Dividend	Disciplined Growth
	Fund	Fund

Investment Income:
Dividend income (net of withholding tax of $3,862 and $208, respectively)	$ 240,281	$ 18,496
Interest income	6,761	1,105
Total Income	247,042	19,601

Expenses:
Investment Adviser fee (b)	50,080	13,487
12b-1 fees	12,520	3,372
Transfer agent expenses	35,995	25,843
Administration expenses	26,769	26,769
Registration expenses	22,303	21,553
Fund accounting expenses	19,263	19,263
Custodian expenses	17,420	4,247
Legal expenses	16,620	7,921
Auditing expenses	14,750	14,750
Trustee expenses	9,000	9,000
Insurance Expense	7,557	1,964
Pricing expenses	6,365	3,998
Miscellaneous expenses	2,714	2,104
Total Expenses	241,356	154,271
Fees waived & expenses reimbursed by Adviser (b)	(141,195)	(129,320)
Total net operating expenses	100,161	24,951
Net Investment Income (Loss)	146,881	(5,350)

Realized & Unrealized Loss
Net realized loss on investment securities	(1,368,824)	(801,820)
Realized gain distributions from other investment companies	19,845	-
Change in unrealized appreciation/depreciation
on investment securities	(1,386,293)	(229,606)
Net realized and unrealized loss on investment securities	(2,735,272)	(1,031,426)
Net decrease in net assets resulting from operations	$ (2,588,391)	$ (1,036,776)

(a) For the period December 27, 2007 (commencement of Fund operations) through November 30, 2008.
(b) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Active Dividend Fund
Statement of Changes In Net Assets

	For the period ended
	November 30, 2008	(a)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 146,881
Net realized loss on investment securities	(1,348,979)
Change in unrealized appreciation/depreciation
on investment securities	(1,386,293)
Net decrease in net assets resulting from operations	(2,588,391)
Distributions:
From net investment income	(118,383)
Total distributions	(118,383)
Capital Share Transactions:
Proceeds from shares sold	7,781,075
Reinvestment of distributions	64,173
Amount paid for Fund shares repurchased	(737,163)
Proceeds from redemption fees collected (b)	3,763
Net increase in net assets resulting
from capital share transactions	7,111,848
Total Increase in Net Assets	4,405,074

Net Assets
Beginning of period	150,000

End of period	$ 4,555,074

Undistributed net investment income
included in net assets at end of period	$ 28,498

Capital Share Transactions
Shares sold	857,026
Shares issued in reinvestment of distributions	8,007
Shares repurchased	(92,427)

Net increase from capital share transactions	772,606

(a) For the period December 27, 2007 (commencement of Fund operations) through November 30, 2008.
(b) The Fund charges a 1% redemption fee on shares redeemed within 180 calendar days of purchase.
Shares are redeemed at the Net Assets Value if held longer than 180 calendar days.

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Disciplined Growth Fund
Statement of Changes In Net Assets

	For the period ended
	November 30, 2008	(a)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (5,350)
Net realized loss on investment securities	(801,820)
Change in unrealized appreciation/depreciation
on investment securities	(229,606)
Net decrease in net assets resulting from operations	(1,036,776)
Capital Share Transactions:
Proceeds from shares sold	2,393,976
Amount paid for Fund shares repurchased	(204,147)
Proceeds from redemption fees collected (b)	1,306
Net increase in net assets resulting
from capital share transactions	2,191,135
Total Increase in Net Assets	1,154,359

Net Assets
Beginning of period	150,000

End of period	$ 1,304,359

Undistributed net investment income
included in net assets at end of period	$ -

Capital Share Transactions
Shares sold	251,442
Shares repurchased	(30,149)

Net increase from capital share transactions	221,293

(a) For the period December 27, 2007 (commencement of Fund operations) through November 30, 2008.
(b) The Fund charges a 1% redemption fee on shares redeemed within 180 calendar days of purchase.
Shares are redeemed at the Net Assets Value if held longer than 180 calendar days.

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Active Dividend Fund
Financial Highlights
For a Fund share outstanding during the period

	For the period ended November 30, 2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Income (Loss) from investment operations
Net investment income	0.23	(b)
Net realized and unrealized loss	(4.31)
Total from investment operations	(4.08)
Less Distributions to Shareholders:
From net investment income	(0.15)
Total distributions to shareholders	(0.15)

Paid in capital from redemption fees	0.01

Net asset value, end of period	$ 5.78

Total Return	(41.13)%	(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$ 4,555
Ratio of expenses to average net assets	2.00%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	4.82%	(d)
Ratio of net investment income to
average net assets	2.93%	(d)
Ratio of net investment income to
average net assets before waiver & reimbursement	0.11%	(d)
Portfolio turnover rate	755.05%

(a) For the period December 27, 2007 (Commencement of Operations) through November 30, 2008.
(b) Net investment income per share is based on average shares outstanding during the period.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds
LCM Landmark Disciplined Growth Fund
Financial Highlights
For a Fund share outstanding during the period

	For the period ended November 30, 2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Loss from investment operations
Net investment loss	(0.03)	(b)
Net realized and unrealized loss	(4.46)
Total from investment operations	(4.49)

Paid in capital from redemption fees	0.01

Net asset value, end of period	$ 5.52

Total Return (c)	(44.80)%	(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$ 1,304
Ratio of expenses to average net assets	1.85%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	11.44%	(d)
Ratio of net investment loss to
average net assets	(0.40)%	(d)
Ratio of net investment loss to
average net assets before waiver & reimbursement	(9.99)%	(d)
Portfolio turnover rate	245.09%

(a) For the period December 27, 2007 (Commencement of Operations) through November 30, 2008.
(b) Net investment income per share is based on average shares outstanding during the period.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

LCM Landmark Funds

Notes to the Financial Statements

November 30, 2008

NOTE 1.	ORGANIZATION

The LCM Landmark Active Dividend Fund (“Dividend Fund”) and the LCM Landmark Disciplined Growth Fund (“Growth Fund” and with the Dividend Fund, the “Funds”) were organized as diversified series of LCM Landmark Series Trust (the “Trust”) on November 6, 2007. The Trust is an open-end investment company, organized as a statutory trust under the laws of the State of Delaware on September 21, 2007. The Trust’s Agreement and Declaration of Trust (the “Trust Agreement”) permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are the only series of the Trust currently authorized by the Trustees. The investment adviser for both Funds is Landmark Capital Management, Inc. (the “Adviser”); the sub-adviser for both Funds is Aviance Capital Management, LLC (the “Sub-Adviser”). The initial purchase of each Fund at $10 per share for $50,000 was made by the Adviser on December 24, 2007. The Adviser also established separate accounts in each Fund on December 24, 2007 in the amount of $100,000. There was no other activity between December 7, 2007 and December 27, 2007. The Funds commenced operations on December 27, 2007. The Growth Fund seeks long-term growth of capital by investing primarily in equity securities that the Sub-Adviser believes have long-term growth potential. The Dividend Fund has the primary objective to seek a high level of current income, and its secondary objective is capital appreciation.

NOTE 2.	INDEMNIFICATION

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuations - Equity securities generally are valued by using market quotations furnished by a pricing service when the Sub-Adviser (under the Adviser’s supervision) believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser or the Sub-Adviser, as the case may be, determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Sub-Adviser in good faith according to guidelines established by and subject to review by the Board of Trustees (the “Board”).

Fixed income securities generally are valued by using market quotations furnished by a pricing service when the Sub-Adviser, as the case may be, believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at a fair value as determined in good faith by the Sub-Adviser in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services

LCM Landmark Funds

Notes to the Financial Statements

November 30, 2008

NOTE 3.	SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes- There is no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Accounting for Uncertainty in Income Taxes – Effective December 27, 2007, the Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

As of and during the period ended November 30, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, the Funds did not incur any interest or penalties.

Fair Value Measurements - The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 27, 2007. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The Dividend Fund values its common stocks, real estate investment trusts, exchange-traded funds, limited partnerships, and mutual funds at the closing price established by the market exchange on which they trade. Money market securities are valued at amortized cost. Any fixed income securities the Fund may hold are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Adviser has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to the Securities Valuation section of this Note.

The following is a summary of the inputs used to value the Dividend Fund’s assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Quoted Prices in Active Markets	$4,000,915	$-
Level 2 – Other Significant Observable Inputs	$-	$-
Level 3 – Significant Unobservable Inputs	$-	$-
Total	$4,000,915	$-
*Other financial instruments would include futures, forwards, and swap contracts.

LCM Landmark Funds

Notes to the Financial Statements

November 30, 2008

NOTE 3.	SIGNIFICANT ACCOUNTING POLICIES - continued

The Growth Fund values its equity securities at the closing price established by the market exchange on which they trade. Money market securities are valued at amortized cost. Any fixed income securities the Fund may hold are valued by a pricing service using an evaluated price method established by the pricing service. To date, the Adviser has not had to provide any fair value pricing for any securities held by the Fund (Level 3 Securities). For additional information on the Fund’s security valuation policies, refer to the Securities Valuation section of this Note.

The following is a summary of the inputs to value the Growth Fund’s assets as of November 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Quoted Prices in Active Markets	$1,314,197	$-
Level 2 – Other Significant Observable Inputs	$-	$-
Level 3 – Significant Unobservable Inputs	$-	$-
Total	$1,314,197	$-
*Other financial instruments would include futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards (SFAS) No. 161 “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions- Each Fund typically distributes as dividends to its shareholders substantially all of its net investment income and any realized net capital gains. The Dividend Fund distributes substantially all net investment income to its shareholders in the form of quarterly dividends, and net realized capital gains, if any, annually. The Growth Fund’s distributions will consist primarily of realized net capital gains, and will be paid annually. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. The Growth Fund reclassed net investment loss of $5,350 to paid in capital at November 30, 2008.

LCM Landmark Funds

Notes to the Financial Statements

November 30, 2008

NOTE 4.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Landmark Capital Management, Inc. is the investment adviser for both Funds pursuant to an investment advisory contract with the Trust. The Adviser manages each Fund’s business affairs, monitors each Fund’s investment portfolio, supervises the Sub-Adviser and provides certain clerical, bookkeeping and other administrative services, subject to oversight by the Board. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining each Fund’s overall investment strategies and overseeing the implementation of such strategies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s average net assets. For the period December 27, 2007 (commencement of operations) through November 30, 2008, the Adviser earned fees, before the waiver described below, of $50,080 and $13,487 from the Dividend Fund and Growth Fund, respectively.

Aviance Capital Management LLC serves as the Sub-Adviser to the Funds. The Sub-Adviser is responsible for managing the investments of each Fund in accordance with the Fund’s investment objectives, policies, and restrictions provided in the Prospectus and Statement of Additional Information. The Sub-Adviser effects all security transactions for the Funds and monitors the Funds’ investments. The Sub-Adviser is paid for its services by the Adviser out of the management fees received from each Fund. For its sub-advisory services to the Growth Fund, the Sub-Adviser receives from the Adviser monthly compensation based on the Growth Fund’s average daily net assets at the annual rate of 0.42% on the first $100 million, 0.37% on the next $400 million, and 0.32% on all assets over $500 million. For its sub-advisory services to the Dividend Fund, the Sub-Adviser receives a monthly fee from the Adviser at the annual rate of 0.50% of the Dividend Fund’s average daily net assets.

The Adviser has entered into an Expense Limitation Agreement with the Funds under which it has contractually agreed to waive its fees and/or reimburse certain operating expenses but only to the extent necessary to limit net expenses (excluding interest, taxes, brokerage fees, commissions, indirect expenses (such as fees and expenses of other investment companies in which a Fund may invest), and extraordinary expenses) to not more than 1.85% of the average daily net assets of the Growth Fund and 2.00% of the Dividend Fund, respectively, through November 30, 2009. For the period December 27, 2007 (commencement of operations) through November 30, 2008, the Adviser waived fees and reimbursed expenses of $141,195 and $129,320 for the Dividend Fund and Growth Fund, respectively. Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding its expense limitation in effect at that time. At November 30, 2008, the Adviser owed $2,712 and $7,693 to the Dividend Fund and Growth Fund, respectively. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at November 30, 2008, are as follows:

Fund	Amount	Subject to Repayment until November 30,
Dividend Fund	$141,195	2011
Growth Fund	$129,320	2011

The Funds retain Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.

LCM Landmark Funds

Notes to the Financial Statements

November 30, 2008

NOTE 4.	AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the applicable Fund will pay to the Adviser, the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of such Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 fees”). Each Fund may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Fund’s Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that each Fund’s Plan will benefit shareholders because an effective sales program typically is necessary in order for a Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the period December 27, 2007 (commencement of operations) to November 30, 2008, the Dividend Fund and Growth Fund incurred 12b-1 expenses of $12,520 and $3,372, respectively. At November 30, 2008, the Dividend Fund and Growth Fund had unpaid 12b-1 liabilities of $990 and $305, respectively.

NOTE 5.	INVESTMENT TRANSACTIONS

For the period December 27, 2007 (commencement of operations) to November 30, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Dividend Fund	Growth Fund
Purchases	44,200,168	5,708,764
Sales	37,444,135	3,363,140

As of November 30, 2008, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 22,757	$ 21,582
Gross Depreciation	(1,606,115)	(251,592)

Net Depreciation on Investments	$ (1,583,358)	$ (230,010)

At November 30, 2008, the aggregate cost of securities for federal income tax purposes was $5,584,273 and $1,544,207 for the Dividend Fund and the Growth Fund, respectively.

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2008, Ameritrade, Inc. held, for the benefit of its customers, 65.43% and 60.50% of the Dividend Fund and Growth Fund, respectively. Charles Schwab & Co., Inc. held, for the benefit of its customers, 33.02% and 35.53% of the Dividend Fund and the Growth Fund, respectively. As a result, Ameritrade and Charles Schwab & Co. may be deemed to control the Funds. The Adviser owns 1.55% and 3.52% of the Dividend Fund and Growth Fund, respectively.

LCM Landmark Funds

Notes to the Financial Statements

November 30, 2008

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

The Dividend Fund paid quarterly income dividends totaling $0.1474 per share to shareholders during the period December 27, 2007 (commencement of operations) to November 30, 2008.

The Dividend Fund paid an income dividend of $0.1638 per share to shareholders of record on December 26, 2008.

The Growth Fund did not make any distributions during the period December 27, 2007 (commencement of operations) to November 30, 2008.

The tax characterization of distributions for the period ended December 27, 2007 (commencement of operations) to November 30, 2008:

	Active Dividend Fund	Disciplined Growth Fund
Ordinary Income	$118,383	$-
Total	$118,383	$-

As of November 30, 2008, the components of accumulated losses on a tax basis were as follows:

	Active Dividend Fund	Disciplined Growth Fund
Undistributed Ordinary Income	$24,202	$ -
Undistributed Long-term Capital Gains	-	-
Capital Loss Carryforward	(1,147,618)	(565,834)
Unrealized Appreciation (Depreciation)	(1,583,358)	(230,010)
Other book/tax differences	-	(235,582)
	$(2,706,774)	$ (1,031,426)

At November 30, 2008, the difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of post October losses in the Growth Fund and wash sale losses in the amount of $198,391 and $404 for the Dividend Fund and Growth Fund, respectively. Capital losses incurred after October 31st but within the fiscal year are deemed to arise on the first business day of the following year. The Growth Fund incurred and elected to defer such capital losses and included them as other book/tax differences in the components of accumulated losses on a tax basis above.

NOTE 9.	CAPITAL LOSS CARRYFORWARDS

At November 30, 2008, the following capital loss carryforwards are available to offset future capital gains, if any:

	Loss Carryforward	Year Expiring
Active Dividend Fund	$1,147,618	2016
Disciplined Growth Fund	$565,834	2016

To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

LCM Landmark Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LCM Landmark Active Dividend Fund and LCM Landmark Disciplined Growth Fund, each a series of shares of beneficial interest of LCM Landmark Series Trust, as of November 30, 2008, and the related statements of operations, statements of changes in net assets and the financial highlights for the period December 27, 2007 (commencement of operations) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LCM Landmark Active Dividend Fund and LCM Landmark Disciplined Growth Fund as of November 30, 2008, the results of their operations, changes in their net assets and their financial highlights for the period December 27, 2007 (commencement of operations) to November 30, 2008. in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 29, 2009

TRUSTEES AND OFFICERS– (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed. Each Independent Trustee receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
George Schnur (66) Chairman, September 2007 to present Independent Trustee, September 2007 to present	Independent IT Auditor, since 2004. Vice President of Chase Mortgage, from December 1991 to August 2004
Joseph P. McCafferty (47) Independent Trustee, September 2007 to present	Owner, Joseph P. McCafferty Co., LPA, since March 2000.
Glen A. Galemmo (43) Independent Trustee, September 2007 to present	President, Queen City Funds, since February 2001. Previously, portfolio manager for Shearson Lehman, Cincinnati, OH.

Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Allan F. Westcott (50) President, November 2007 to present

Vice President of Landmark Capital Management, Inc. September 2007 to present; President, Horizon Capital Partners, May 2003 to present; Senior Vice President, Managing Director, Provident Financial Advisors, from August 1999 to May, 2003; President, StockCar Stocks Index Fund, from October 2004 to April 2008.

William P. Kovacs (62) Vice President, Secretary and Chief Compliance Officer, September, 2007 to present

Secretary and CCO, Landmark Capital Management, Inc. September 2007 to present; General Counsel, Alasdair Douglas & Co. 2004 to present; General Counsel, Summit Wealth Management, 2005 to present; General Counsel, Secretary and CCO, 40|86 Advisors, Inc., f/k/a/ Conseco Capital Management, 1999 to 2004; Vice President, Secretary and CCO, Conseco Fund Group, Conseco Series Trust, 1999 to 2004.

Mark R. Morrow (47) Treasurer and Assistant Secretary, September 2007 to present	President of Landmark Capital Management, Inc. September 2007 to present; President, Landmark Investment Group, July, 1998 to present.

*	The address for each trustee & officer is 9435 Waterstone Blvd., Suite 140, Cincinnati, OH 45246.

** The Trust currently consists of 2 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free 1-888-526-5498 to request a copy of the SAI or to make shareholder inquiries.

                PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Funds at (888) 526-5498 or (2) on the Commission’s website at www.sec.gov.

TRUSTEES

Glen A. Galemmo

Joseph P. McCafferty

George Schnur

OFFICERS

Allan F. Westcott, President

William P. Kovacs, Vice President, Secretary & Chief Compliance Officer

Mark R. Morrow, Treasurer & Asst. Secretary

INVESTMENT ADVISER

Landmark Capital Management, Inc.

9435 Waterstone Boulevard, Suite 140

Cincinnati, OH 45249

SUB-ADVISER

Aviance Capital Management LLC

2080 Ringling Boulevard

Sarasota, FL 34237

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)       For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)       Posting: We do not intend to post the Code of Ethics for the officers or any amendments and waivers on a website.

(f)        A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (888) 526-5498 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2008	$24,500
FY 2007	N/A

(b)	Audit-Related Fees
Registrant	Adviser
FY 2008	$0	$0
FY 2007	N/A	N/A

Nature of the fees:

(c)	Tax Fees
Registrant
FY 2008	$5,000
FY 2007	N/A

Nature of the fees:

(d)	All Other Fees
Registrant	Adviser
FY 2008	$0	$0
FY 2007	N/A	N/A

Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2008	$ 0	$0
FY 2007	N/A	N/A

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.	NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures within 90 days of this filing, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	LCM Landmark Series Trust

By

*	/s/ Allan F. Westcott
Allan F. Westcott, President

Date	02/09/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*	/s/ Allan F. Westcott
Allan F. Westcott, President

Date	02/09/2009

By

*	/s/ Mark R Morrow
Mark R. Morrow, Treasurer

Date	02/09/2009